Filed pursuant to Rule 497

Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 2 dated June 8, 2018

To

Prospectus dated April 19, 2018

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated April 19, 2018 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through June 8, 2018, we have issued 22,969,260 shares of our common stock for gross proceeds of approximately $213.4 million. As of June 8, 2018, we had raised total gross proceeds of approximately $213.4 million, including seed capital contributed by our Adviser in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors LLC (the “Adviser”).

RECENT DEVELOPMENTS

On June 8, 2018, the Adviser agreed, at all times prior to the date of the closing of a liquidity event (as such term is defined in the Prospectus), and beginning on April 1, 2018, to waive (A) any portion of the management fee that is in excess of 1.50% of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, (B) any portion of the incentive fee on net investment income that is in excess of 17.5% of our pre-incentive fee net investment income, which shall be calculated in accordance with the Investment Advisory Agreement but based on a quarterly preferred return of 1.50% per quarter and an upper level breakpoint of 1.818%, and (C) any portion of the incentive fee on capital gains that is in excess of 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of such calendar year, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Any portion of the management fee, incentive fee on net investment income and incentive fee on capital gains waived shall not be subject to recoupment.